Summary of Significant Accounting Policies (Details Textual) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014	Dec. 31, 2014	Dec. 31, 2013
Advertising expenses	$ 10	$ 0	$ 10	$ 50
Description Of Committed Balances On Loans	For loans to one borrower with committed balances less than 10% of our total committed balances on all loans extended to all customers, we individually analyze for impairment all loans which are more than 60 days past due at the end of a quarter. For loans to one borrower with committed balances equal to or greater than 10% of our total committed balances on all loans extended to all customers, we individually analyze all loans for potential impairment.
Loan Origination Commitments
Risk concentration of loans to one borrower	63.00%		60.00%	98.00%